                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 30, 1998



                              MEDAPHIS CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     000-19480                  58-1651222
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification Number)





2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GEORGIA                                    30339
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (770) 444-5300



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page:     5
                                                        ---------
                             Total Number of Pages:     9
                                                    --------

Item 2.    Acquisition or Disposition of Assets.

     On November 30, 1998, the Registrant completed the sale (the "Sale") to NCO Group, Inc. ("NCO") of all the issued and outstanding shares of capital stock of Medaphis Services Corporation ("MSC"). The Sale was consummated in accordance with the terms of that certain Stock Purchase Agreement (the "Sale Agreement"), dated October 15, 1998, between Registrant and NCO. The Sale represents the disposition by the Registrant of its Hospital Services division.

     The consideration paid to Registrant in connection with the Sale was $107.5 million in cash. The Sale Agreement includes a purchase price adjustment based on closing date tangible net worth and additional considerations of up to $10.0 million payable, subject to the achievement of various operational targets in 1999. The total consideration paid in the Sale was determined through arm's length negotiations between representatives of the Registrant and NCO. Neither Registrant, NCO, nor any of their affiliates had, nor to the knowledge of Registrant or NCO did any director or officer or any associate of any such director or officer of Registrant or NCO have, any material relationship with NCO prior to the Sale.

     MSC, headquartered in Norcross, Georgia, provides business management services, primarily to hospitals throughout the United States, including: automated patient billing, past due and delinquent accounts receivable collection and patient eligibility programs.

Item 7.    Financial Statements and Exhibits.

     (b) Unaudited Pro Forma Condensed Financial Information of the Registrant for the year ended December 31, 1997 and for the nine months ended and as of September 30, 1998 and the notes thereto.

     (c)  Exhibits

2.1 Stock Purchase Agreement dated as of October 15, 1998, between Registrant and NCO Group, Inc. (incorporated by reference to
          Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998)

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 1998

                              MEDAPHIS CORPORATION



                              BY:  /s/ JAMES W. FITZGIBBONS
                                 ----------------------------------------
                                    James W. FitzGibbons
                                    Vice President and Controller
                                    (Principal Accounting Officer)


INDEX
-----

2.1               Stock Purchase Agreement dated as of October 15, 1998, between Registrant and NCO Group, Inc. (incorporated by reference to Exhibit 2.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998)


                              UNAUDITED PRO FORMA
                        CONDENSED FINANCIAL INFORMATION

     The Unaudited Pro Forma Condensed Financial Statements are based on the historical presentation of the consolidated financial statements of Medaphis Corporation ("Medaphis" or the "Company"). The Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 give effect to the Sale as if it had occurred on January 1, 1997. The Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1998 gives effect to the sale as if it had occurred on September 30, 1998.

     The Unaudited Pro Forma Condensed Financial Statements do not purport to be indicative of the results that actually would have been obtained if the condensed operations had occurred during the periods presented and they are not necessarily indicative of operating results to be expected in future periods. The Unaudited Pro Forma Condensed Financial Statements and notes thereto should be read in conjunction with the audited historical financial statements and notes thereto of Medaphis, which are incorporated herein by reference.

     For additional information, the reader may wish to refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed on February 2, 1998 (amended by Form 10-K/A filed June 22, 1998) and the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, filed on May 14, 1998, June 30, 1998, filed on August 14, 1998 and September 30, 1998, filed on November 16, 1998.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS



                      FOR THE YEAR ENDED DECEMBER 31, 1997





                                                                                                                MEDAPHIS
                                                                           (1)              PRO FORMA           PRO FORMA
                                                  MEDAPHIS                 MSC             ADJUSTMENTS          CONDENSED
                                                -------------        -------------        ------------         ------------

Revenue.....................................    $     590,746        $     (97,095)                  --        $    493,651
                                                -------------        -------------         ------------        ------------
Salaries and wages..........................          377,363              (58,506)                  --             318,857
Other operating expenses....................          171,493              (23,660)                  --             147,833
Depreciation ...............................           29,355               (3,387)                  --              25,968
Amortization................................           24,137               (2,028)                  --              22,109
Interest expense, net.......................           23,260                   (6)              (9,129)(2)          14,125
Litigation settlements......................           52,500                   --                   --              52,500
Restructuring and other charges.............           22,640                   --                   --              22,640
                                                -------------        -------------        -------------        ------------

     Total expenses.........................          700,748              (87,587)              (9,129)            604,032
                                                -------------        -------------        -------------        ------------
Income (loss) before income taxes...........         (110,002)              (9,508)               9,129            (110,381)

Income tax expense (benefit)................          (16,773)              (3,910)               3,633 (3)         (17,050)
                                                -------------        -------------        -------------        ------------

Income (loss) from continuing operations....    $     (93,229)       $      (5,598)       $       5,496        $    (93,331)
                                                =============        =============        =============        ============

Basic and diluted loss from continuing
 operations per common share................    $       (1.28)                                                 $      (1.28)
                                                =============                                                  ============

Weighted average shares outstanding.........           72,679                                                        72,679
                                                =============                                                  ============





                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998





                                                                                                                MEDAPHIS
                                                                          (1)               PRO FORMA           PRO FORMA
                                                  MEDAPHIS                MSC              ADJUSTMENTS          CONDENSED
                                                -------------        -------------         -----------         ------------


Revenue.....................................    $     408,543        $     (81,081)                 --         $    327,462
                                                -------------        -------------         -----------         ------------
Salaries and wages..........................          268,517              (46,152)                 --              222,365
Other operating expenses....................          127,790              (23,175)                 --              104,615
Depreciation................................           23,562               (3,695)                 --               19,867
Amortization................................           18,040               (1,569)                 --               16,471
Interest expense, net.......................           18,413                   (3)             (7,389)(2)           11,021
Litigation settlements......................           41,375                   --                  --               41,375
Intangible asset impairment.................          390,641                   --                  --              390,641
Restructuring and other charges.............            6,018                 (238)                 --                5,780
                                                -------------        -------------        ------------         ------------

     Total expenses.........................          894,356              (74,832)             (7,389)             812,135

Income (loss) before income taxes...........         (485,813)              (6,249)              7,389             (484,673)

Income tax expense (benefit)................           65,157               (2,562)              2,941 (3)           65,536
                                               --------------        -------------        ------------         ------------
Income (loss) from continuing operations....   $     (550,970)       $      (3,687)       $      4,448         $   (550,209)
                                               ==============        =============        ============         ============

Basic and diluted loss from continuing
 operations per common share................    $       (7.21)                                                 $      (7.20)
                                                =============                                                  ============

Weighted average shares outstanding.........           76,442                                                        76,442
                                                =============                                                  ============

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


                            AS OF SEPTEMBER 30, 1998

                                                                                            MEDAPHIS
                                                             (1)         PRO FORMA          PRO FORMA
                                           MEDAPHIS          MSC         ADJUSTMENTS        CONDENSED
                                           --------          ---         -----------        ---------
ASSETS
Current Assets:
 Cash....................................  $  13,181        $  (2,413)    $ 54,619 (4)      $  65,387
 Restricted cash.........................      5,634           (5,413)          --                221
 Accounts receivable, billed.............     89,183          (14,377)          --             74,806
 Accounts, receivable, unbilled..........     67,765          (14,200)          --             53,565
 Other...................................      8,894             (579)          --              8,315
                                          ----------        ---------     --------          ---------
   Total current assets..................    184,657          (36,982)      54,619            202,294
Property and equipment...................     70,755          (12,395)          --             58,360
Intangible assets........................    102,837          (52,986)          --             49,851
Other....................................     14,316           (3,210)      (3,002)(5)          8,104
                                          ----------        ---------     --------          ---------
                                          $  372,565        $(105,573)    $ 51,617          $ 318,609
                                          ==========        =========     ========          =========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
 Accounts payable.......................  $   10,455        $  (1,784)    $     --          $   8,671
 Accrued compensation...................      34,767           (5,692)          --             29,075
 Accrued expenses.......................      49,394           (6,643)          --             42,751
 Accrued litigation settlement..........      12,500               --           --             12,500
 Current portion of long-term debt......       2,012              (35)        (956)(6)          1,021
 Deferred income taxes..................       2,392               --           --              2,392
                                          ----------        ---------     --------          ---------
   Total current liabilities............     111,520          (14,154)        (956)            96,410
Long-term debt..........................     222,238             (170)     (47,000)(7)        175,068
Accrued litigation settlements..........      28,875               --           --             28,875
Other obligations.......................       3,983               --           --              3,983
                                          ----------        ---------     --------          ---------
   Total liabilities....................     366,616          (14,324)     (47,956)           304,336
                                          ----------        ---------     --------          ---------
Stockholders' Equity:
 Common stock...........................         787               --           --                787
 Paid-in capital........................     739,630          (57,942)      57,942 (8)        739,630
 Accumulated deficit....................    (734,468)         (33,307)      41,631 (8)       (726,144)
                                          ----------        ---------     --------          ---------
   Total stockholders' equity...........       5,949          (91,249)      99,573             14,273
                                          ----------        ---------     --------          ---------
                                          $  372,565        $(105,573)    $ 51,617          $ 318,609
                                          ==========        =========     ========          =========


          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


  (1) The MSC adjustments represent the business segment's statement of operations and balance sheet on a stand alone basis.

  (2) Per the terms of the Company's various credit facilities, Medaphis was required to reduce its debt outstanding with all proceeds from asset sales. Therefore, the pro forma adjustments to interest expense, net in 1997 and 1998 represents the reduction in interest expense as a result of less debt outstanding in both years and additional interest income in 1998.

       The following shows the components of the interest adjustments:

       FOR THE YEAR ENDED DECEMBER 31, 1997
       Average debt outstanding reduction ......................     $98,799
       Annualized effective interest rate ......................        9.24%
                                                                     -------
       Interest expense adjustment .............................     $ 9,129
                                                                     =======

       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
       Average debt outstanding reduction 1998 (January) .......     $98,799
       Effective interest rate (11% x 1/12) ....................         0.9%
                                                                     -------
                                                                         906
                                                                     -------
       Average debt outstanding reduction (February -
         September) ............................................      37,624
       Effective interest rate (8.25% x 2/3) ...................         5.5%
                                                                     -------
                                                                       2,069
       Bank fees ...............................................         280
                                                                     -------
       Interest expense adjustment..............................       3,255
       Interest income adjustment ($65.3 million at 9.5% for
         nine months) ..........................................       4,134
                                                                     -------
       Total adjustment ........................................     $ 7,389
                                                                     =======


  (3) The pro forma adjustment to income tax expense represents the impact of applying Medaphis' pro forma statutory tax rate to the pro forma adjustments.

  (4) The pro forma adjustment to cash represents the net proceeds received from the sale of $54.6 million.

  (5) The pro forma adjustment to other assets represents the write-off of the deferred financing costs incurred in conjunction with the Company's Credit Facility.

  (6) The pro forma adjustment to the current portion of long term debt represents the extinguishment of certain capital leases required to be paid off as a result of the sale transaction.

  (7) The pro forma adjustment to long term debt represents the payoff of the Company's Credit Facility.

  (8) The pro forma adjustments to equity reflect the projected net gain associated with the sale transaction.